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                                                                   Exhibit 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-83073) of Paradyne Networks, Inc. of our report dated January 19, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
------------------------------------------
PricewaterhouseCoopers LLP

Tampa, Florida
March 27, 2000